Company information	6 Months Ended
Jun. 30, 2025
Company information
Company information

Note 1.    Company information

1.1	Company information

Inventiva S.A. is a public limited company registered and domiciled in France. Its head office is located at 50 rue de Dijon, 21121 Daix. The consolidated ﬁnancial statements of the company Inventiva include Inventiva S.A. and its subsidiary Inventiva Inc., created in January 2021 (the group is designated as ‘Inventiva’ or the ‘Company’).

Inventiva’s ordinary shares have been listed on compartment B of Euronext Paris regulated market since February 2017 and Inventiva’s American Depositary Shares (‘ADSs’), each representing one ordinary share, have been listed on the Nasdaq Global Market since July 2020.

Inventiva is a clinical-stage biopharmaceutical company focused on the development of oral small molecule therapies for the treatment of metabolic dysfunction-associated steatohepatitis (‘MASH’), formerly known as non-alcoholic steatohepatitis (‘NASH’) and other diseases with significant unmet medical need.

Leveraging its expertise and experience in the domain of compounds targeting nuclear receptors, transcription factors and epigenetic modulation, Inventiva is currently advancing its product candidate lanifibranor for the treatment of MASH, a chronic and progressive liver disease. In 2020, the Company announced positive topline data from its Phase IIb clinical trial evaluating lanifibranor for the treatment of patients with MASH and announced that the U.S. Food and Drug Administration (‘FDA’) had granted the Company the status of Breakthrough Therapy and Fast Track designation for the development of lanifibranor for the treatment of MASH. The Company initiated the pivotal Phase III trial of lanifibranor in MASH (‘NATiV3’) in the second half of 2021.

On April 1, 2025, Inventiva announced the completion of patient enrollment in its NATiV3 trial with the randomization of the last patient in the main cohort. The publication of the topline results of the part 1 of the NATiV3 trial is targeted for the second half of 2026.

1.2	Significant events in the first half of 2025

Strategic pipeline prioritization plan in February 2025 (the “Strategic Pipeline Prioritization Plan”)

In February 2025, the Company informed the representatives of its Worker’s Council of its plan to focus exclusively on the development of lanifibranor. The plan includes stopping all preclinical research activities except those required to support the lanifibranor program, together with strengthening the development team to prepare for potential filings for marketing approval and subsequent commercialization of lanifibranor for patients with MASH. The plan presented included reducing the Company’s workforce (as of February 2025) by approximately 50%. The plan was mostly implemented during the second quarter of 2025 and continues to be implemented in the second half of 2025. The impacts on financial statements are detailed in the Note 4.10. – Provisions and 5.3. – Other operating income and expenses.

The Phase 3 NATiV3 clinical trial of lanifibranor in patients with MASH and advanced fibrosis

In January 2025, the Company completed screening of patients in the ongoing NATiV3 trial. In February 2025, following the review of the safety data of more than 1,200 patients randomized in NATiV3 by the Data Monitoring Committee ('DMC'), Inventiva received a positive recommendation from the sixth scheduled meeting of DMC to continue the NATiV3 clinical trial without modification to the protocol. On April 1, 2025, the Company announced the completion of patient enrollment in its NATiV3 Phase 3 trial with the randomization of the last patient in the trial.

Initiation of the clinical development program of lanifibranor in Japan with the dosing of the first participant in Phase 1 trial.

The Company and Hepalys Pharma, Inc. ('Hepalys') initiated the clinical development of lanifibranor in Japan by dosing the first participant in a Phase 1 trial. This study, involving 32 participants over 14 days, aims to assess the safety, tolerability, pharmacokinetics, and pharmacodynamics of lanifibranor. Pursuant to the exclusive licensing agreement (the ‘Hepalys License Agreement’) to develop and commercialize lanifibranor in Japan and South Korea entered into in September 2023 by the Company and Hepalys, Hepalys is responsible for all clinical activities in Japan and South Korea.

Closing of the €116 million second tranche of the structured financing of up to €348 million

On May 5, 2025, the Company announced that it had secured the second tranche (the ‘T2 Transaction’) of the structured equity financing of up to €348 million announced on October 14, 2024 (the ‘Structured Financing’) for gross proceeds of €115.6 million (net €108.0 million), following the satisfaction of the applicable conditions precedent thereto (the ‘T2 Conditions Precedent’). The settlement-delivery of the T2 Transaction occurred on May 7, 2025.

The Company intends to use the net proceeds of the T2 Transaction mainly to finance lanifibranor’s development in MASH and notably the continuation of its NATiV3 Phase III clinical trial. The T2 Transaction involved:

●	a share capital increase without preferential subscription rights reserved to named investors (“à personne dénommée”), consisting of the issuance of:
o	42,488,883 new ordinary shares (‘T2 New Shares’), each with one warrant to purchase ordinary shares attached (‘T3 BSAs’) and, together with the T2 New Shares, the ‘ABSAs’, at a subscription price of €1.35 per ABSA, representing gross proceeds of €57.4 million; and
o	up to 38,239,990 new shares, at an exercise price of €1.50 per share, if all the T3 BSAs attached to the T2 New Shares are exercised, which would represent additional gross proceeds of €57.4 million.
●	The issuance of 43,437,036 pre-funded warrants (‘T2 BSAs’) to subscribe initially to one ordinary share of the Company reserved to named investors (“à personne dénommée”), each with one T3 BSA attached (the T2 BSAs and T3 BSAs together, the ‘PFW-BSAs’), at a subscription price of €1.34 per PFW-BSAs, representing gross proceeds of €58.2 million. The PFW-BSA allows the issuance of:
o	up to 43,437,036 new shares, at an exercise price of €1.35 per share (of which €1.34 have been prefunded on the issue date), if all the T2 BSAs are exercised; and
o	up to 39,093,329 new shares, at an exercise price of €1.50 per share, if all the T3 BSAs attached to the T2 BSAs are exercised, which would represent an additional gross proceeds of €58.6 million.

The T3 BSAs mature on July 30, 2027. The exercise of the T3 BSAs (the third tranche of the Structured Financing) is subject to the release of positive topline results from the Phase III NATiV3 trial by June 15, 2027 (the “T3 Triggering Event”). If all the T2 BSAs and T3 BSAs are exercised, up to 120.8 million additional shares may be issued by the Company.

At the transaction date, the fair value of the T2 New Shares and T2 BSAs call options increased to €78.2 million and €79.9 million, respectively.

At the issuance date, the number of T2 New Shares or T2 BSAs was fixed, and the instruments meet the “fixed-for-fixed” rule under IAS 32. The fair value of the derivative instruments, at the transaction date, is then de-recognized through equity (See Note 3.4 – Derivatives to the annual consolidated financial statements for the year ended on December 31, 2024).

Resignation of Lucy Lu as director

Effective May 21, 2025, Ms. Lu resigned as a member of the Board of Directors of the Company. Ms. Lu’s decision to resign was not the result of any disagreement between Ms. Lu and the Company’s management, or any other member of the Board of Directors on any matter relating to the Company’s operations, policies, or practices.

Nomination of Renée Aguiar-Lucander to the company’s Board of Directors with effect as of May 22nd, 2025

During the Company’s shareholders’ General Meeting, the shareholders appointed Renée Aguiar-Lucander as a Director of the Company. Renée, currently CEO of Hansa Biopharma, brings extensive experience in biotech leadership, including her successful tenure at Calliditas Therapeutics, where she led the company to FDA approval and a major acquisition. Her expertise is expected to be valuable as the Company advance the clinical development and potential launch of its MASH treatment, lanifibranor.

Departure of the Deputy Chief Executive Officer with effect as of June 30, 2025

The Board of Directors acknowledged the decision of Mr. Pierre Broqua to step down from his position as Deputy Chief Executive Officer and Chief Scientific Officer, with effect as of June 30, 2025. In July 2025, Jason Campagna, MD, PhD, joined the Company as President of R&D and Chief Medical Officer, succeeding Pierre Broqua, PhD, and Michael Cooreman, MD, who departed as Chief Medical Officer.

Milestone payment from Chia Tai Tianqing Pharmaceutical Group, Co., LTD (“CTTQ”)

In September 2022, the Company had entered into a licensing and collaboration agreement with CTTQ (as amended on October 11, 2024, the ‘CTTQ License Agreement’) to develop and commercialize lanifibranor for the treatment of MASH and potentially other metabolic diseases in Mainland China, Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan (See Note 19.1 – Revenues to the annual consolidated financial statements for the year ended on December 31, 2024).

Following the T2 Transaction on May 7, 2025, the Company became eligible to receive a $10 million milestone payment from CTTQ under the CTTQ License Agreement. The revenues recorded by the Company in the first half of 2025 (€4.4 million) consist mainly of the $10 million (€8.9 million1) gross milestone payment invoiced to CTTQ, net of the $5 million (€4.4 million) credit notes recognized under the CTTQ License Agreement following the closing of the T2 Transaction in May 2025. The $10 million milestone payment was received on July 7, 2025. (See Note 5.1 – Revenues and other income, Note 4.6 – Trade receivables, tax receivables and other current assets, Note 4.12 – Other current and non-current liabilities).